Warrants	12 Months Ended
Dec. 31, 2022
Warrants
Warrants

(20)    Warrants

The Company accounted for public and private warrants under ASC 815. Such guidance provides that because the warrants do not meet the criteria for equity treatment thereunder, each warrant must be recorded as a liability. This liability is subject to re-measurement at each balance sheet date. With each such re-measurement, the warrant liability will be adjusted to fair value, with the change in fair value recognized in the Company’s consolidated statements of operations.

On October 12, 2022, GBTG completed its exchange offer (the “Exchange Offer”) and consent solicitation (the “Consent Solicitation”) relating to its outstanding public and private warrants. At the time of the Exchange Offer, there were 39,451,067 warrants outstanding (12,224,134 private warrants and 27,226,933 public warrants) each having an exercise price of $11.50 per warrant. Holders of the warrants that were tendered prior to the expiration of the Exchange Offer and Consent Solicitation received 0.275 shares of Class A common stock in exchange for each warrant tendered. GBTG issued 10,444,363 shares of Class A common stock in exchange for the warrants tendered in the Exchange Offer. The Company also entered into the related amendment to the warrant agreement governing the warrants (the “Warrant Amendment”) and exercised its right under the Warrant Amendment to acquire and retire all remaining untendered warrants in exchange for shares of its Class A common stock at an exchange ratio of 0.2475 shares of Class A common stock for each warrant (the “Mandatory Exchange”). The Mandatory Exchange was settled on October 31, 2022, and GBTG issued an additional 364,147 shares of Class A common stock.

Subsequent to the completion of the Mandatory Exchange, there are no warrants outstanding as of December 31, 2022. Upon exchange of warrants for Class A shares, the warrant liability of $59 million was extinguished and the amount credited to additional paid in capital.